                                                                    Exhibit 10.1

                                FMC PUERTO RICO

                        THRIFT AND STOCK PURCHASE PLAN




                          (Effective January 1, 1998)

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1.  ESTABLISHMENT OF THE PLAN.....................................    1

SECTION 2.  ELIGIBILITY AND PARTICIPATION.................................    2
     (a)    Participants..................................................    2
     (b)    Suspension of Active Participation............................    2
     (c)    Termination of Participation..................................    3

SECTION 3.  EMPLOYEE-ELECTED COMPANY CONTRIBUTIONS........................    4
     (a)   Employee-Elected Company Contributions.........................    4
     (b)   Changing the Rate of Employee-Elected Company Contributions....    4
     (c)   Payroll Deductions.............................................    5
     (d)   Investment of Employee-Elected Company Contributions...........    5
     (e)   Transfer of Funds..............................................    5
     (f)   Rollover Amount From Other Plans...............................    6
     (g)   Special Employee Contributions.................................    6

SECTION 4.  COMPANY CONTRIBUTIONS.........................................    9
     (a)   Company Contributions..........................................    9
     (b)   Allocation of Company Contributions and Forfeitures............   10

SECTION 5.  WITHDRAWALS...................................................   11
     (a)    Withdrawals from Special Employee Contributions...............   11
     (b)    Hardship Withdrawals..........................................   11
     (c)    Age 59-1/2 Withdrawals........................................   12
     (d)    Election and Payment of Withdrawals...........................   12
     (e)    Source of Payment.............................................   12
     (f)    Form of Payment and Valuation Date............................   12
     (g)    Limitation on Withdrawals.....................................   13
     (h)    Suspension for Withdrawal.....................................   13

SECTION 6.  LOANS.........................................................   14
     (a)    Terms of Loans................................................   14
     (b)    Limitations on Loans..........................................   14
     (c)    Loan Procedures...............................................   15
     (d)    Repayment of Loans............................................   15

SECTION 7.  VESTING.......................................................   16
     (a)    Five-Year Vesting.............................................   16

                                                                            Page
                                                                            ----
     (b)    Graded Vesting................................................   16
     (c)    Full Vesting..................................................   16

SECTION 8.  DISTRIBUTABLE INTERESTS AND FORFEITURES.......................   18
     (a)    Plan Benefits.................................................   18
     (b)    Forfeitures...................................................   18

SECTION 9.  FORM OF PLAN BENEFIT..........................................   20
     (a)    Normal Forms of Distribution..................................   20
     (b)    Optional Form of Distribution.................................   20
     (c)    Participant's Election to Receive Cash........................   21
     (d)    Missing Persons...............................................   22
     (e)    Payments to Beneficiary.......................................   22
     (f)    Change of Election............................................   23
     (g)    Foreign Transfers.............................................   24

SECTION 10. CLAIM PROCEDURE...............................................   25
     (a)    Application for Benefits......................................   25
     (b)    Denial of Applications........................................   25

SECTION 11. APPEAL PROCEDURE..............................................   26
     (a)    The Review Panel..............................................   26
     (b)    Requests for a Review.........................................   26
     (c)    Decision on Review............................................   26
     (d)    Rules and Procedures..........................................   27
     (e)    Exhaustion of Remedies........................................   27

SECTION 12. ADMINISTRATION AND OPERATION OF THE PLAN......................   28
     (a)    Administrative Responsibilities...............................   28
     (b)    Appointment of Trustees.......................................   28
     (c)    Delegation of Fiduciary Responsibilities......................   28

SECTION 13. FUNDING OF THE PLAN...........................................   29
     (a)    Funding Policy and Method.....................................   29
     (b)    Public Accountant.............................................   29
     (c)    Basis of Payments to the Plan.................................   29
     (d)    Basis of Payments from the Plan...............................   29
     (e)    Investment of Trust Assets....................................   30

SECTION 14. PARTICIPANTS' ACCOUNTS........................................   31
     (a)    Participants' Accounts........................................   31
     (b)    Rules Relating to Plan Investments and Earnings Adjustments...   31
     (c)    Stock Fund....................................................   32

                                                                            Page
                                                                            ----
SECTION 15.  AMENDMENT AND TERMINATION OF THE PLAN........................   34
     (a)     Future of the Plan...........................................   34
     (b)     Amendments...................................................   34
     (c)     Termination of the Plan......................................   34
     (d)     Allocation of Trust Fund Upon Termination....................   35

SECTION 16.  CONTRIBUTION LIMITATIONS.....................................   36
     (a)     Limitation of Allocations....................................   36
     (b)     Anti-Discrimination Limits for Employee-Elected Company
             Contributions................................................   36

SECTION 17.  GENERAL PROVISIONS...........................................   41
     (a)     Plan Mergers.................................................   41
     (b)     No Assignment of Property Rights.............................   41
     (c)     Beneficiary..................................................   42
     (d)     Incapacity...................................................   42
     (e)     Employment Rights............................................   42
     (f)     Voting Rights................................................   42
     (g)     Rights on Tender or Exchange Offer...........................   43
     (h)     Account Statements...........................................   43
     (i)     Choice of Law................................................   44

SECTION 18.  DEFINITIONS..................................................   45

SECTION 19.  EXECUTION....................................................   52

                                FMC PUERTO RICO
                        THRIFT AND STOCK PURCHASE PLAN


     SECTION 1.  ESTABLISHMENT OF THE PLAN.
                 -------------------------

     The FMC Puerto Rico Thrift and Stock Purchase Plan is hereby established by FMC effective January 1, 1998 for the benefit of the Puerto Rico employees of its Affiliates in Puerto Rico. The Plan is intended to provide employees of the Company an opportunity for systematic investment, to strengthen the interest of employees in the Company and thereby promote the mutual interests of the Company, its eligible employees and its shareholders, and to provide a measure of financial security for employees and their beneficiaries. The Plan is subject to change to meet applicable rules and regulations of the Puerto Rico Treasury Department and the United States Department of Labor and for such other reasons as FMC may determine.

     The Plan intended to qualify is a profit-sharing plan containing a cash or deferred arrangement under Sections 1165(a) and (e) of the Code and the trust forming a part hereof is intended to be exempt from taxation under Code Section 1165(a) and, pursuant to Section 1022(i)(1) of ERISA under Section 501(a) of the United States Internal Revenue Code of 1986. Certain capitalized terms in the Plan text are defined in alphabetical order in Section 18.

     SECTION 2.  ELIGIBILITY AND PARTICIPATION.
                 -----------------------------

          (a)  Participants.  Participation in the Plan is voluntary.  An
               ------------
Eligible Employee may elect at any time to participate in the Plan by calling Thrift Plan Service Centre at Fidelity. The Regular Compensation of an Eligible Employee who so elects to participate shall be reduced by an amount equal to the Dollar Limit, but not more than 10% of his Earnings, which reduced amount shall be his "Adjusted Regular Compensation." Such Eligible Employee shall become a Participant as soon as administratively feasible after enrollment. If a Participant terminates employment with the Company, he may elect to continue participation in the Plan.

          (b)  Suspension of Active Participation.  A Participant's Active
               ----------------------------------
Participation in the Plan shall be suspended during the following periods of time:

               (i) Any period during which he continues to be an employee of the Company but does not qualify as an Eligible Employee.

               (ii) Any period for which he does not receive Earnings, including (without limitation) any leave of absence without pay.

               (iii) A period described in Subsection 3(a)(ii) and the last sentence of Subsection 5(h) (voluntary discontinuance of Employee-Elected Company Contributions).

               (iv) A period described in Subsection 5(a) relating to periods of suspension following withdrawal from the Special Employee Contribution Account.

               (v) The period falling between the date when her employment with the Company terminates and the date when her participation terminates under Subsection 2(c).

          While a Participant's Active Participation is suspended, she shall neither elect any Employee-Elected Company Contributions nor receive any allocation of Company Contributions or Forfeitures made with respect to the period of suspended Active Participation. Vesting will continue during suspension and termination periods under (i), (iii), and (iv) above but not under (v) above. Vesting will continue only during the first 12 months of a period under (ii) above, but not thereafter. The accounts of a Participant whose Active Participation is suspended shall, subject to Subsection 3(e), remain invested in the Investment Fund, and shall continue to be credited with any earnings, appreciation or losses arising with respect thereto.

          (c)  Termination of Participation.  Any Participant shall cease to
               ----------------------------
participate in the Plan as of the date when her entire Plan Benefit has been distributed or on the date of her death.

     SECTION 3.  EMPLOYEE-ELECTED COMPANY CONTRIBUTIONS.
                 --------------------------------------

          (a)  Employee-Elected Company Contributions.
               --------------------------------------

               (i) Election.  While a Participant's Active Participation is not
                   --------
     suspended he may elect to have contributed to the Trust out of the amount of his compensation reduction provided in Subsection 2(a), an "Employee-Elected Company Contribution." A Participant may elect an annual rate of Employee-Elected Company Contributions of at least 2% and up to 10% (in whole percentages) of his Earnings, but not more than the Dollar Limit per Year by filing the prescribed application form with the Company. No Participant shall be permitted to have Employee-Elected Company Contributions made under this Plan during any Year that, when aggregated with elective deferrals (within the meaning of Code Section 1165(e)(7)(A)) made under all other plans of the Company during such Year, such contributions exceed the Dollar Limit. Such election shall be effective as soon as administratively feasible following the date such election is received by the Company or its delegate, shall have no retroactive effect and shall remain in force until revoked as provided in Section 3(b).

               (ii) Discontinuance.  A Participant may elect at any time the
                    --------------
     discontinuance of future Employee-Elected Company Contributions in the form and manner prescribed by FMC. Such discontinuance shall become effective as soon as administratively feasible following the date such discontinuance is received by the Company or its delegate.

          (b)  Changing the Rate of Employee-Elected Company Contributions.
               -----------------------------------------------------------
A Participant may at any time elect to change her rate of Employee-Elected Company Contributions to any other rate available to her under Subsection 3(a) above. Any election under this Subsection 3(b) shall be made in the form and manner prescribed by the Company and shall be effective as soon as administratively feasible following the date such change is received by the Company or its delegate.

          (c)  Payroll Deductions.  Employee-Elected Company Contributions
               ------------------
shall be made only through periodic payroll deductions, unless FMC consents to another method of payment. All Employee-Elected Company Contributions withheld during a calendar month shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Company's general assets but no later than the 15th business day of the month following the month in which the amounts would have been paid to the Participant in cash but for the Participant's election pursuant to Subsection 3(a). The provisions of the United States Department of Labor Regulations, Section 2510.3-102, are incorporated herein by reference.

          (d)  Investment of Employee-Elected Company Contributions.  A
               ----------------------------------------------------
Participant's Employee-Elected Company Contributions shall be invested in the available Investment Funds, as determined in Section 13(e). A Participant may change such election prospectively in the form and manner prescribed by the Company. Such change shall be effective as soon as administratively feasible following the date such change is received by the Company or its delegate.

          (e)  Transfer of Funds.  At any time a Participant may elect to
               -----------------
transfer among any of the Investment Funds, except for the Stock Fund, the entire balance (if any) of her Special Employee Contributions Account, and Employee-Elected Company Contributions Account then invested in any of such funds, or any portion of the aggregate balance of those accounts. Any election under this Subsection 3(e) shall be made in the form and manner prescribed by the Company, and such transfer shall be made effective as soon as administratively feasible following the date such request for transfer is received by the Company or its delegate. For purposes of accounting for such a transfer, the value of the

Participant's balance in the account or portion thereof transferred shall be determined as of each Valuation Date.

          (f)  Rollover Amount From Other Plans.  An Eligible Employee,
               --------------------------------
regardless of whether she has elected to otherwise participate in the Plan, may transfer to the Trust Fund amounts from other qualified plans which meet the requirements of Section 1165(a) of the Code (the "Other Plan"), subject to refund upon any subsequent contrary determination by the Puerto Rico Treasury Department. The procedures approved by FMC shall provide that such a transfer may be made only if the following conditions are met:

               (i) the transfer occurs on or before the 60th day following the Eligible Employee's receipt of the distribution from the Other Plan; and

               (ii) the amounts transferred are either employer or pre-tax employee contributions (or earnings thereon) and/or after-tax contributions or earnings thereon that were held in the Other Plan.

          FMC shall develop such procedures, and may require such information from an Eligible Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Subsection. Upon approval by FMC or its designate, the amount transferred shall be deposited in the Trust Fund, and held for the benefit of the Eligible Employee in an Employee Rollover Contributions Account. The Employee Rollover Contributions Account shall share in the earnings and appreciation of the Investment Fund in which it is invested in accordance with Subsection 14(b), but shall not share in Company Contributions and Forfeitures.

          (g)  Special Employee Contributions.
               ------------------------------

               (i)    Election.  A Participant who has no currently effective
                      --------
     election of Employee-Elected Company Contributions or who has a currently effective election of Employee-Elected Company Contributions equal to the Dollar Limit (but no more than 10% of his Earnings) may elect to make "Special Employee Contributions." A Participant may, by filing the prescribed application form with the Company, elect a rate of Special Employee Contributions of at least 2% (in whole percentages) of his Earnings, of up to a percentage that when aggregated with the rate of his Employee-Elected Company Contributions will equal 10% of his Earnings. Such election shall be made in the form and manner prescribed by the Company or its delegate and shall be effective as soon as administratively feasible following the date such election form is received by the Company or its delegate.

               (ii)   Discontinuance. A Participant may elect at any time in the
                      --------------
     form and manner prescribed by the Company the discontinuance of future Special Employee Contributions, effective as soon as administratively feasible following the date such request is received by the Company or its delegate. The right of a Participant who makes such an election to make Special Employee Contributions shall be suspended for a minimum period of six (6) months, and thereafter Special Employee Contributions shall be resumed as soon as administratively feasible after her election to resume Special Employee Contributions is received by the Company or its delegate on the prescribed form and manner.

               (iii)  Changing the Rate of Special Employee Contributions.  A
                      ---------------------------------------------------
     Participant may at any time elect to change her rate of Special Employee Contributions to any other rate available to her under Subsection 3(g)(i) above. Any election under this Subsection 3(g)(iii) shall be made in the form and manner prescribed by the Company and shall be effective as soon as administratively feasible following the date the change is received by the Company or its delegate.

               (iv) Payroll Deductions.  Special Employee Contributions shall be
                    ------------------
     made only through periodic payroll deductions, unless FMC consents to another method of payment. All Special Employee Contributions withheld during a calendar month shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Company's general assets but not later than the 15/th/ business day of the month following the month in which the amounts would have been paid to the Participant in cash but for the Participant's election pursuant to Subsection 3(g)(1). The provisions of United States Department of Labor Regulations Section 2510.3-102 are incorporated herein by reference.

               (v)  Investment of Special Employee Contributions.  A
                    --------------------------------------------
     Participant's Special Employee Contributions shall be invested in the same manner as his Employee-Elected Company Contributions (if any) as elected under Subsection 3(d). If the Participant has no currently effective election of Employee-Elected Company Contributions, he may elect to invest his Special Employee Contributions in the manner provided in Section 3(d).

     SECTION 4.  COMPANY CONTRIBUTIONS.
                 ---------------------

          (a)  Company Contributions.  For each calendar month, the Company
               ---------------------
shall make a "Company Contribution." The amount of such contribution shall be equal to the sum of the percentages, as set forth below, of (i) all Basic Contributions for such month invested in the Stock Fund, less the Forfeitures (if any) which are credited against such contribution pursuant to Subsection 8(b), and (ii) all Basic Contributions for such month invested in each Investment Fund other than in the Stock Fund. FMC shall determine such percentages for any Plan Year prior to the beginning of such Plan Year by applying the following schedule to the ratio of Profits to Average Invested Capital for the immediately preceding calendar year:


                Basic Contributions Invested in the Stock Fund:
                -----------------------------------------------

        Profits as Percentage of                   Company Contributions
        Average Invested Capital:                    plus Forfeitures:
        ------------------------                     ----------------

Less than 6%                                     30% of Basic Contributions
6% or more but less than 6.5%                    40% of Basic Contributions
6.5% or more but less than 7%                    50% of Basic Contributions
7% or more but less than 7.5%                    60% of Basic Contributions
7.5% or more but less than 8%                    70% of Basic Contributions
8% or more                                       80% of Basic Contributions

                     Basic Contributions Invested in each
                     ------------------------------------
                   Investment Fund except in the Stock Fund:
                   -----------------------------------------

        Profits as Percentage of                   Company Contributions
        Average Invested Capital:                     plus Forfeitures:
        ------------------------                      ----------------

Less than 6%                                     15% of Basic Contributions
6% or more but less than 6.5%                    20% of Basic Contributions
6.5% or more but less than 7%                    25% of Basic Contributions
7% or more but less than 7.5%                    30% of Basic Contributions
7.5% or more but less than 8%                    35% of Basic Contributions
8% or more                                       40% of Basic Contributions

The Company shall communicate the rate of Company Contributions as part of the first general communication to participants after such rate is determined.

          (b)  Allocation of Company Contributions and Forfeitures.  The
               ---------------------------------------------------
Company Contribution for any calendar month shall be paid to the Trustee as soon as practicable, and such payment may include advance Company Contributions. The Company Contribution, together with any current Forfeitures credited thereto, but not including any advance Company Contributions, shall be allocated first to the reinstatement of prior Forfeitures to which reemployed Participants may be entitled under Subsection 8(b) and second to the payment of administrative expenses payable out of the Trust Fund. The balance of such contributions and current Forfeitures shall be apportioned among the Company Contributions Accounts of all Participants who elected any Basic Contributions for such month in the ratio that each Participant's Basic Contributions for such month bears to the total Basic Contributions made by all Participants for such month. All Company Contributions and Forfeitures allocated to Company Contributions Accounts shall be invested in Stock as part of the Stock Fund.

     SECTION 5.  WITHDRAWALS.
                 -----------

          (a)  Withdrawals from Special Employee Contributions. Any Participant
               -----------------------------------------------
may withdraw for any reason all or part of the balance of her Special Employee Contributions Account. The right of any Participant who makes such a withdrawal to make Special Employee Contributions shall be suspended until the first day of the payroll period coinciding with or next following the date six months after the first day of the month following the month in which the request to make a withdrawal is effective.

          (b)  Hardship Withdrawals. A Participant who encounters a "Financial
               --------------------
Hardship," resulting in an immediate and heavy financial need, may withdraw an amount necessary to satisfy that need, including, all or part of his aggregate Employee-Elected Company Contributions (excluding any earnings attributable to such account) not previously withdrawn, but not more than the current value of those contributions at the time the withdrawal is paid. FMC or its delegate shall determine whether an event constitutes a Financial Hardship. Subject to the review procedure described in Section 10, such determination shall be conclusive and binding on all persons. The following expenditures will be conclusively considered to be made on account of immediate and heavy financial need: (i) medical expenses described in Section 1023(aa)(2)(p) of the Code incurred by the Participant, the Participant's spouse, or any dependent of the Participant; (ii) purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition for the next twelve months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents; and (iv) expenditures to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence. In determining whether a withdrawal is necessary to satisfy a financial need, FMC may reasonably rely upon the Participant's representation that the need cannot be met by insurance, reasonable liquidation of assets (not itself creating a hardship), cessation of Employee-Elected Company Contributions and Special Employee Contributions, by obtaining all distributions (other than hardship distributions) and all nontaxable loans from the Plan or plans maintained by FMC or any other employer, or by borrowing from commercial sources on reasonable commercial terms. The Active Participation of any Participant who makes this hardship withdrawal shall not be suspended, and the unwithdrawn portions of his Company Contributions Account shall continue to vest.

          (c)  Age 59-1/2 Withdrawals. A Participant who has attained age
               -----------------------
59-1/2 may withdraw for any reason his entire Special Employee Contributions Account (if any), his entire Employee-Elected Company Contributions Account, and his entire Company Contributions Account. A Participant who has an outstanding loan under Section 6 may not make such a withdrawal except upon repayment of the loan. Upon such a withdrawal the Participant will not incur any suspension of Active Participation and will continue to have the right to elect to make contributions to the Plan in the same manner he had prior to the withdrawal.

          (d)  Election and Payment of Withdrawals. A request to make a
               -----------------------------------
withdrawal, and any election of a source of payment under Subsection 5(e) below, shall be filed FMC or its delegate in the prescribed manner. A withdrawal request is effective as soon as administratively feasible after the Participant's election has been received by FMC or its delegate. A hardship withdrawal shall be paid as soon as practicable after valuation pursuant to Subsection 5(f) below, and all other withdrawals shall be paid as soon as administratively feasible after valuation.

          (e)  Source of Payment. A Participant who, under Subsection 5(a),
               -----------------
withdraws less than the entire value of his Special Employee Contributions Account, and who has interests in more than one Investment Fund may specify whether such withdrawal shall be entirely from one fund or from more than one fund in specified parts. The withdrawal from such Account shall not exceed the Participant's aggregate Special Employee Contributions placed in such Account and not previously withdrawn.

          (f)  Form of Payment and Valuation Date. All withdrawals shall be paid
               ----------------------------------
in cash or in shares of stock. The Participant's interest in the Investment Fund shall be valued as of the Valuation Date in the month in which such withdrawal request is effective, as defined in Subsection 5(d).

          (g)  Limitation on Withdrawals. No withdrawal shall be in an amount
               -------------------------
less than the smaller of the entire vested interest or $250. A withdrawal from any of the Participant's Accounts shall not include any portion of the Account which has been loaned to the Participant under Section 6. No Participant may make a withdrawal after the Plan is terminated pursuant to Section 15, and no Participant who has notice that the Plan will be so terminated may make a withdrawal.

          (h)  Suspension for Withdrawal. The Active Participation of any
               -------------------------
Participant who makes a withdrawal from her Employee Contributions Account under this Plan shall be suspended for six months, as provided in Subsection 5(a). A Participant whose Active Participation has been so suspended may resume Active Participation as soon as administratively feasible after the Participant elects reinstatement in the manner prescribed by FMC or its delegate.

     SECTION 6.  LOANS.
                 -----

          (a)  Terms of Loans. Any Participant or Beneficiary may borrow from
               --------------
the Plan as provided in this Section 6. (References to Participants in this Section shall include Beneficiaries). Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees. The minimum amount that may be borrowed is $1,000, and higher amounts may be borrowed in multiples of $500. The maximum amount that may be borrowed is the lesser of (i) $50,000 (reduced by the highest outstanding loan balance of that Participant for the prior 12 months) and (ii) 50 per cent of the Participant's vested Plan Benefit. The period of repayment for any loan shall be five (5) years, except that FMC may permit a loan that is used to purchase a principal residence of the Participant to be repaid over a longer period. A Participant may prepay a loan in a lump sum on any date more than three (3) months after the loan is made. Each loan shall be secured by the Participant's Plan Benefit. For the purposes of determining the portion of a Participant's Plan Benefit that is distributable by withdrawal or otherwise, and the portion of a Participant's Accounts that are subject to the allocation of earnings, appreciation, or depreciation, the amount of a loan will be deducted from the Participant's accounts in the following order: (i) the Special Employee Contributions Account (if any), (ii) the Employee-Elected Company Contributions Account, and (iii) the vested portion of the Company Contributions Account when the loan is made. A partial deduction to an account will be allocated according to the Participant's then current investment election. Each loan shall bear interest at a reasonable rate of interest determined by FMC at the time the loan is made.

          (b)  Limitations on Loans. No loan shall be made to a Participant
               --------------------
who has more than one outstanding loan, who FMC determines to have insufficient monthly net base pay to repay the loan, who has defaulted on a previous loan from the Plan, or has borrowed from the Plan within the prior twelve (12) months.

          (c)  Loan Procedures. A Participant may apply for a loan in the form
               ---------------
and manner prescribed by FMC or its delegate accompanied by any processing fee established by FMC. A borrowing Participant will be required to sign a collateral promissory note secured by the Participant's Plan Benefit and will receive a Federal Truth-In-Lending Disclosure Statement. A Participant's accounts will be valued on the Valuation Date in which the loan is requested, and the loan will be disbursed as soon as practicable after that Valuation Date.

          (d)  Repayment of Loans. Each loan will be repaid through payroll
               ------------------
deductions beginning with the first payroll period of the month following the month in which the loan is disbursed. If a Participant's employment is suspended such that the Participant is no longer receiving a paycheck, the Participant shall make substantially level monthly loan repayments directly to the Plan. Monthly loan payments of principal and interest will be credited to the accounts of a Participant from which deducted in reverse of the order provided in Subsection 6(a), but allocated among the Investment Funds according to the Participant's investment election when the repayment is made. A lump sum payment will be credited among the Investment Funds in proportion to its original deduction from those funds. If a Participant's employment terminates any outstanding loan balance will be deducted from any distribution of the Participant's Plan Benefit.

     SECTION 7.  VESTING.
                 -------

          (a)  Five-Year Vesting. A Participant shall become fully vested in his
               -----------------
entire Company Contributions Account when he completes five Years of Service.


          (b)  Graded Vesting. A Participant who is not fully vested under
               --------------
Subsection 7(a) shall become vested in his Company Contributions Account, on the first day following completion of a given Year of Service in accordance with the following schedule:


                                                  Percentage of Company
          Years of Service                    Contributions Account Vested
          ----------------                    ----------------------------

            Less than 2                                    0%
         2 but less than 3                                20%
         3 but less than 4                                40%
         4 but less than 5                                60%


          (c)  Full Vesting. Notwithstanding Subsections 7(a) and (b) above,
               ------------
a Participant shall become vested in his entire Company Contributions Account if one of the following events occurs:

                    (i)  He attains age 55.

                   (ii) He becomes permanently and totally disabled as determined by FMC on the basis of competent medical evidence. Subject to the review procedure described in Section 11, such determination shall be conclusive and binding upon all persons.

                  (iii)  He dies.

          A Participant shall at all times be vested in his entire Special Employee Contributions, Employee Rollover Contributions and Employee-Elected Company Contributions Accounts.

     SECTION 8   DISTRIBUTABLE INTERESTS AND FORFEITURES.
                 ---------------------------------------

          (a)  Plan Benefits. If a Participant's employment with the Company
               -------------
terminates, if he becomes permanently and totally disabled, if he attains age 70- 1/2, or if he elects under Subsection 9(g) to have his Plan Benefit distributed to him, he will be entitled to receive (i) his entire Special Employee Contributions Account, (ii) his entire Employee-Elected Company Contributions Account, (iii) his entire Employee Rollover Contributions Account, and (iv) the portions (if any) of his Company Contributions Account that are vested under Section 7 as of the date when such employment terminates.

          (b)  Forfeitures. If a Participant is not entitled to receive 100%
               -----------
of his Company Contributions Account under Subsection 7(a), (b), or (c) on the date when his employment with the Company terminates, the non-vested portion shall be forfeited as of such date. If such Participant is reemployed by the Company within five (5) years from the date of termination, the forfeited amount shall be reinstated to his Company Contributions Account and may vest pursuant to Section 7. If such Participant terminates his employment with the Company a second time before he is 100% vested in his Company Contributions Account, the amount payable from those accounts shall be computed for that account as follows:

               (i) Add the amount of the prior payment from the account to current balance of the account,

              (ii) Apply the Participant's current vesting percentage (based upon all his Years of Service) to the total obtained in (i) above.

             (iii) Subtract from the amount obtained in (ii) above the amount of the prior payment from the account.

The result is the amount payable to him from that account. All amounts which are forfeited during a calendar month shall be debited against the appropriate Company Contributions Accounts and shall be credited to the Company Contributions for the calendar month or months next following. Notwithstanding the foregoing, if a Participant's termination of employment is due to a "maternity or paternity leave," then this Subsection 8(b) shall be read by substituting the number "six (6)" for the number "five (5)" wherever it appears herein. For the purposes of this Plan, "maternity or paternity leave" means termination of employment or absence from work due to the pregnancy of the Participant, the birth of a child of the Participant, the placement of a child in connection with the adoption of the child by a Participant, or the caring for a Participant's child during the period immediately following the child's birth or placement for adoption. FMC shall determine, under rules of uniform application and based on information provided to FMC by the Participant, whether or not the Participant's termination of employment or absence from work is due to "maternity or paternity leave."

     SECTION 9   FORM OF PLAN BENEFIT.
                 --------------------

          (a)  Normal Forms of Distribution.
               ----------------------------

               (i)    Lump Sum Payment.  A Participant's Plan Benefit shall be
                      ----------------
     distributed to him (or to his Beneficiary in such Participant dies before the Distribution Date), unless an installment distribution is elected pursuant to Subsection 9(b)(ii), in the form of a lump sum. Such distribution shall consist of (i) a certificate for whole shares of Stock, with a check for any fractional share, representing his vested interest (if any) in the Stock Fund, (ii) a check for the value of his interests (if any) in the Investment Funds, and (iii) a check for the value of his vested interest in the Stock Fund to the extent not previously invested in Stock.

              (ii)    Distribution Date.  A Participant's Plan Benefit shall be
                      -----------------
     distributed to such Participant (or to such Participant's Beneficiary if such Participant has died before the Distribution Date) as soon as practicable after the Participant's termination of employment, but not later than 60 days after the close of the Plan Year in which such termination occurs, unless distribution is deferred pursuant to Subsection 9(b). Provided, however, that the required beginning date of a Participant's Plan's Benefit is the later of (i) the first day of April of the Year following the Year in which the Participant attains age 70 1/2 or
     (ii) the Year in which the Participant retires.

          (b)  Optional Form of Distribution.
               -----------------------------

               (i)    Participant's Election to Defer.  With respect to a
                      -------------------------------
     Participant whose employment terminates on or after her 55th birthday or whose Plan Benefit is valued at not less than $5,000, the distribution or commencement of distribution of the Participant's Plan Benefit (including the Participant's share, if any, of the Company Contributions and Forfeitures for the Plan Year in which the

     Participant's employment with the Company terminates) will be deferred to the later of (i) the first day of April of the Year following the Year in which the Participant attains age 70 1/2 or (ii) the Year in which the Participant retires unless the Participant elects an immediate distribution as provided in Subsection 9(a)(ii). A Participant may so defer a portion of the Plan Benefit and receive an immediate distribution of the balance of it. Such election must be filed with FMC on the prescribed form before the date such employment terminates, before the Participant dies, or before FMC determines that the Participant is permanently and totally disabled, as the case may be, and shall, except as provided in Subsection 9(f), be irrevocable. If such an election is not made properly in accordance with this paragraph, the method of payment described in Subsection 9(a)(i) and
     (iii) shall be used.

               (ii) Systematic Withdrawal Payments.  A Participant entitled to
                    ------------------------------
     elect to defer distribution of his Plan Benefit under Subsection 9(b)(i) may elect to have the distribution paid in cash over specified period (annual, quarterly or monthly) of not more than 20 years. Such election must be filed with FMC or its designate upon termination, before the Participant dies, or before FMC determines that the Participant is permanently and totally disabled, as the case may be, and shall, except as provided in Subsection 9(f), be irrevocable. The election shall specify the number of payments. If a systematic withdrawal payment election is made, the Plan Benefit shall be distributed according to the Participant's election as follows: The value of Stock and/or cash to be distributed in each payment shall be determined by the value of the Participant's investment in the FMC Stock Fund. The amount payable with respect to the FMC Stock Fund portion of the payment shall be determined as of the Valuation Date immediately preceding the date payment is made.

          (c)  Participant's Election to Receive Cash.  A Participant or
               --------------------------------------
Beneficiary entitled to receive shares of Stock may instead elect to receive a check for the value of all or part of the Participant's vested interest in the Stock Fund plus a certificate for whole shares of

Stock representing the balance (if any) of such interest. Any such election shall be filed with FMC or its designate.

          (d)  Missing Persons. If FMC and the Trustee shall be unable, within
               ---------------
two years after any amount becomes due and payable from the Plan to a Participant or Beneficiary, to make payment because the identity or whereabouts of such person cannot be ascertained, FMC may mail a notice by registered mail to the last known address of such person outlining the following action to be taken unless such person makes written reply to FMC within 60 days from the mailing of such notice: FMC may direct that amount and all further benefits with respect to such person shall be discontinued and all liability for the payment thereof shall terminate: provided, however, that in the event of the subsequent reappearance of the Participant or Beneficiary prior to termination of the Plan, the benefits which were due and payable and which such person missed shall be paid in a single sum, and the future benefits due such person shall be reinstated in full. Any benefits discontinued as provided above, including benefits attributable to Special Employee Contributions, Employee-Elected Company Contributions, Employee Rollover Contributions, and Company Contributions, shall be treated as a Forfeiture under Subsection 8(b).

          (e)  Payments to Beneficiary. A Beneficiary entitled to a
               -----------------------
distribution under this Plan may ask that any unpaid Plan Benefit be distributed by one of the forms of distribution specified in the foregoing provisions of this Section 9, subject to the approval of FMC and to the following limitations:

               (i) If the distribution of a Participant's Plan Benefit in systematic withdrawal payments under Subsection 9(b)(ii) has begun and the Participant dies before her entire Plan Benefit has been distributed to her, the remaining portion of such interest shall be distributed at least as rapidly as under the systematic withdrawal payment method selected as of her date of death.

               (ii) If a Participant dies before she has begun to receive any distributions of her Plan Benefit, her death benefit shall be distributed to her Beneficiaries within 5 years after her death.

              (iii) The 5-year distribution requirement of Subsection 9(e)(ii) shall not apply to any portion of the deceased Participant's Plan Benefit which is payable to or for the benefit of a designated Beneficiary. For purposes of this Subsection 9(e), "designated Beneficiary" shall include any person to whom a Participant's Plan Benefit is paid pursuant to Subsection 17(c). In such event, such portion may be distributed in not more than systematic withdrawal payment of not more than 20 years, provided such distribution begins not later than one (1) year after the date of the Participant's death (or such later date as may be prescribed by Treasury regulations).

                     Except, however, in the event the Participant's spouse is her Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, such distribution must commence no later than the date on which the deceased Participant would have attained age seventy and one-half (70 1/2). If the surviving spouse dies before the distributions to such spouse begin, then the 5-year distribution requirement of Subsection 9(e)(ii) shall apply as in the spouse were the Participant.

          (f)  Change of Election. Any Participant (or the Participant's
               ------------------
Beneficiary if the Participant has died) who has made an election to defer distribution or to receive a systematic withdrawal payment distribution (whether or not such systematic withdrawal payments have commenced) under Subsections 9(b)(i) or (ii) above, may subsequently elect to have the entire amount then credited to the Participant's Plan Benefit account distributed immediately in a lump sum or elect to have installment payments commence in a year earlier than the year originally elected. Any other type of change in a Participant's or Beneficiary's deferral election, including without limitation, the earlier distribution of part of the amount credited to a Participant's Plan Benefit account, a change from lump sum payments to installment payments or the postponement of a distribution or the commencement of installment payments, may be made only with the approval of FMC.

          (g)  Foreign Transfers. Any Participant who transfers from employment
               -----------------
with the Company to employment with a foreign corporation that is a member of the Affiliated Group, but is not a participating company in this Plan, shall be treated as having terminated employment with the Affiliated Group for purposes of this Section 9 and shall be entitled to a distribution of her Plan Benefit. Such election may be made at any time on or after the date of the transfer of employment and before the Participant's death, permanent and total disability, or actual termination of employment with the Company, and the Participant's distribution options under this Section 9 shall be determined as of the effective date of that election.

     SECTION 10   CLAIM PROCEDURE.
                  ---------------

          (a)  Application for Benefits. Any application for benefits under the
               ------------------------
Plan and all inquiries concerning the Plan shall be submitted to FMC at its corporate office in Chicago. Applications for benefits shall be in writing on the form prescribed by FMC and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant's Beneficiary.

          (b)  Denial of Applications.  Within a reasonable period of time
               ----------------------
after FMC receives an application, it shall give written notice to the applicant of its decision on the application. In the event any application for benefits is denied in whole or in part, FMC shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure.

     SECTION 11   APPEAL PROCEDURE.
                  ----------------

          (a)  The Review Panel. FMC shall appoint a "Review Panel" which shall
               ----------------
consist of three or more individuals who may (but need not) be employees of FMC. The Review Panel shall be the named fiduciary which has the authority to act with respect to any appeal from a denial of benefits under the Plan.

          (b)  Requests for a Review. Any person whose application for benefits
               ---------------------
is denied in whole or in part (or the applicant's authorized representative) may appeal from the denial by submitting to the Review Panel a request for a review of the application within three months after receiving written notice of the denial. FMC shall give the applicant or such representative an opportunity to review pertinent materials (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: "Review Panel under the FMC Puerto Rico Thrift and Stock Purchase Plan, 200 East Randolph Drive, Chicago, Illinois 60601." The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          (c)  Decision on Review. The Review Panel shall act upon each request
               ------------------
for review within 60 days after receipt thereof unless special circumstances require further time for processing, but in no event shall the decision on review be rendered more than 120 days after the Review Panel receives the request for review. The Review Panel shall give prompt, written notice of its decision to FMC and to the applicant. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision was based.

          (d)  Rules and Procedures. The Review Panel shall establish such rules
               --------------------
and procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 11.

          (e)  Exhaustion of Remedies. No legal or equitable action for benefits
               ----------------------
under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with Subsection 10(a), (ii) has been notified by FMC that the application is denied, (iii) has filed a written request for a review of the application in accordance with Subsection 11(b) above, and (iv) has been notified in writing that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in Subsections 10(b) or 11(c) above.

     SECTION 12   ADMINISTRATION AND OPERATION OF THE PLAN.
                  ----------------------------------------

          (a)  Administrative Responsibilities. FMC is the "plan sponsor" and
               -------------------------------
the "administrator" of the Plan, as such terms are used in ERISA. FMC is the named fiduciary which has the authority to control and manage the operation and administration of the Plan. FMC shall make such rules, regulations, interpretations, and computations and shall take such other action to administer the Plan as it may deem appropriate, in its sole discretion, and, subject to the provisions of Section 11, any interpretation of the provisions of the Plan and any decision on any matter within its discretion as Plan administrator made by FMC in good faith shall be conclusive and binding on all persons. In administering the Plan, FMC shall act in a nondiscriminatory manner to the extent required by Section 1165(a) and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in Section 404(a)(1) of ERISA.

          (b)  Appointment of Trustees. FMC is the named fiduciary which has the
               -----------------------
authority to appoint one or more Trustees to hold all assets of the Plan in Trust. FMC shall enter into a Trust Agreement with respect to the assets to be held in trust thereunder with each Trustee it appoints.

          (c)  Delegation of Fiduciary Responsibilities. FMC may engage such
               ----------------------------------------
attorneys, actuaries, accountants and consultants to render advice or to perform services with regard to its responsibilities under the Plan as it shall determine to be necessary or appropriate. FMC may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, its fiduciary responsibilities. FMC's duties and responsibilities under the Plan shall be carried out by its directors, officers and employees, acting on behalf of and in the name of FMC in their capacity as directors, officers, and employees and not as individual fiduciaries. Except as provided in Subsection 11(a) (Review Panel), no director, officer, or employee of FMC shall be a fiduciary with respect to the Plan unless he is specifically so designated and expressly accepts such designation.

     SECTION 13   FUNDING OF THE PLAN.
                  ----------------------


          (a)  Funding Policy and Method.  FMC from time to time shall
               -------------------------
estimate the benefits, withdrawals, and administrative expenses to be paid out of the Trust Fund in cash during the period for which the estimate is made and shall also estimate the contributions to be made to the Plan during such period by Participants and by FMC. FMC shall inform the Trustee of the estimated cash needs of and contributions to the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly, or other basis, as FMC shall determine.

          (b)  Public Accountant.  FMC shall engage an independent qualified
               -----------------
public accountant to conduct such examinations and to render such opinions as are required by Section 103(a)(3) of ERISA. FMC in its discretion may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

          (c)  Basis of Payments to the Plan.  Each Participant whose
               -----------------------------
participation is not suspended may elect to have FMC make Employee-Elected Company Contributions as provided in Section 3. FMC shall make Company Contributions as provided in Section 4; provided, however, that this obligation of FMC shall cease when the Plan is terminated. In the case of a partial termination of the Plan, this obligation shall cease with respect to the Participants and Beneficiaries who are affected by such partial termination. All Employee-Elected Company Contributions and all Company Contributions shall be paid to the Trustee within the periods of time specified herein.

          (d)  Basis of Payments from the Plan.  All benefits and withdrawals
               -------------------------------
payable under the Plan shall be paid by the Trustee pursuant to the directions of FMC and the terms of the Trust Agreement. The Trustee shall pay all expenses of the Plan out of the Trust Fund, except that FMC shall pay expenses that cannot be charged to the Trust under applicable law.

          (e)  Investment of Trust Assets.  The Trustee shall invest in the
               --------------------------
Investment Funds all amounts which are paid to it with respect to the Plan, less the amount of any administrative expenses payable out of the Trust Fund under Subsection 13(d) above. Company Contributions shall be invested in the Stock Fund, and dividends or other earnings attributable thereto shall be allocated and credited pro rata to shares held by the Participant. Employee-Elected Company Contributions, the Special Employee Contributions, and the Rollover Contributions shall be invested in the Investment Funds pursuant to the directions of the Participants as conveyed to the Trustee by the Company.

               FMC shall have the sole discretion to determine the different Investment Fund choices to be made available to Participants. Pending investment in Stock, the Trustee may invest any amounts to be placed in the Stock Fund in short-term, interest-bearing debt obligations, including (without limitation, except as stated) savings accounts, certificates of deposit, banker's acceptances, commercial paper of institutions having a short-term commercial paper rating of A-1, P-1 for Standards & Poor's and Moody's and United States Treasury Bills and Notes. The form of such temporary investments shall be that one directed by FMC.

     SECTION 14   PARTICIPANTS' ACCOUNTS.
                  -----------------------

          (a)  Participants' Accounts.  For each Participant, FMC will
               ----------------------
maintain, where applicable, a Special Employee Contributions Account, an Employee-Elected Company Contributions Account, a Rollover Contribution Account and a Company Contributions Account. Subject to the provisions of Subsection 14(c), the amount of Employee-Elected Company Contributions and Special Employee Contributions (if any) withheld from Earnings during the Plan Year will be allocated to each Participant's Employee-Elected Company Contributions Account and Special Employee Contributions Account as of the end of each calendar month and the Company Contribution for each Participant for each Plan Year will be allocated to her Company Contributions Account as of the end of each calendar month.

          (b)  Rules Relating to Plan Investments and Earnings Adjustments.
               -----------------------------------------------------------
The Investment Funds shall be invested by the Trustee as provided in the Trust Agreement. Each such fund will be valued at the fair market value thereof as of the close of business on each Valuation Date before adding Employee-Elected Company Contributions, Special Employee Contributions, and Employee Rollover Contributions (if any) thereto as of such date by adding (i) the fair market value of all securities and contracts held in each such fund, (ii) any accrued interest or declared dividends on such investments in the Stock Fund not reflected in (i) above, and (iii) an amount equal to the cash then held in each such fund; and subtracting therefrom any liabilities of each such fund. Participants' accounts in each such fund will be adjusted as of the close of business on each Valuation Date to equal the fair market value of each fund on that day as determined above.

               Withdrawals shall be made in cash, and distributions shall be made from each Investment Fund only as of the first day of the month.

               The amount to be paid upon such a withdrawal distribution shall be based on the value, as determined by FMC, of the Participant's account as of the Valuation

Date prescribed in Section 5 or 9. If the Plan Benefit is payable in installments as provided by Section 9(b)(iii), the remaining unpaid balance shall be revalued as of each Valuation Date preceding the due date of each installment. The unpaid Plan Benefit shall be a liability of each such fund as of the Valuation Date prescribed in Section 5 or 9.

          (c)  Stock Fund.  The Trustee shall on a reasonably current basis
               ----------
apply all cash, attributable to the Stock Fund, except any cash needed to satisfy current cash flow requirements, to the acquisition of Stock of FMC.

                    (i) As of each Valuation Date, FMC shall allocate any net amount contributed to the Company Contributions Account, the Special Employee Contributions Account (if any), the Rollover Contributions Account and the Employee-Elected Company Contributions Account of each Participant for which it was contributed. Such crediting of contributions shall be effected initially by posting dollar credits to the appropriate accounts. Dollar credits to a Participant's Company Contributions Account, Special Employee Contributions Account, Rollover Contribution Account or Employee-Elected Company Contributions Account shall (unless and until converted) constitute the cash distribution value to her of her share in the unassigned assets of the Trust Fund. Such dollar credits, however, shall as promptly as practicable after posting thereof (but in no event after such Participant's termination of employment) be converted into Stock credits by assigning to such account, in substitution for such dollar credits, but subject to such conditions regarding distribution as are provided in this Plan, shares of Stock upon the basis of the average cost of such shares available for this purpose. As soon as convenient, and at least annually, FMC in connection with the account statement described in Subsection 17(h), shall furnish to each Participant a statement showing the amounts and cost basis of Stock assigned and the dollar credits posted to her Special Employee Contributions Account (if any), her Company Contributions Account, her Rollover Contributions Account and Employee-Elected Company Contributions Account, which statement shall be cumulative from year to year so that such statement shall show the total credit to the Participant's accounts.

               (ii) Amounts equal (after appropriate adjustment for any withholding which may be required by an applicable Puerto Rico tax law) to the amounts of dividends on shares of Stock assigned to the Participant's Company Contributions Account, Special Employee Contributions Account, Rollover Contributions Account, or Employee-Elected Company Contributions Account shall be paid to the Trustee during such Plan Year and shall remain in the Stock Fund and be credited to her Company Contributions Account, Special Employee Contributions Account, Rollover Contributions Account, or Employee-Elected Company Contributions Account. Such crediting shall be effected by posting to her account dollar credits which shall be separate from but added to the dollar credits resulting from contributions and deposits and which shall be convertible into Stock credits as hereinabove provided (but in no event after such Participant's termination of employment).

     SECTION 15   AMENDMENT AND TERMINATION OF THE PLAN.
                  -------------------------------------

          (a)   Future of the Plan.  FMC expects to continue the Plan
                ------------------
indefinitely. Future conditions, however, cannot be foreseen, and FMC retains the authority to amend or to terminate the Plan at any time and for any reason.

          (b)   Amendments.  No amendment of the Plan shall (i) reduce the
                ----------
benefit of any Participant accrued under the Plan before such amendment is adopted or (ii) divert any part of the assets of the Plan to purposes other than the exclusive purpose of providing benefits to the Participants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan and the Trust Fund. For the purposes of this Section, a Plan amendment which has the effect of eliminating or reducing an early retirement benefit or eliminating an optional form of benefit (as provided in Treasury regulations) shall be treated as reducing the benefit of a Participant accrued under the Plan.

          (c)   Termination of the Plan.  Upon termination of the Plan, no part
               -----------------------
of the Trust Fund shall revert to the Company or be used for or diverted to purposes other than the exclusive purpose of providing benefits to the Participants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan and such termination. Upon termination of the Plan or upon complete discontinuance of Company Contributions, each Participant shall become vested in his entire Company Contributions Account. Upon termination of the Plan, the Trust shall continue until the Trust Fund has been distributed as provided in Subsection 15(d) below. Any other provision hereof notwithstanding, the Company shall have no obligation to continue contributions to the Plan after termination of the Plan. Except as otherwise provided in ERISA, neither the Company nor any other person shall have any liability or obligation to provide benefits hereunder after such termination. Upon such termination, Participants and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon partial termination of the Plan, this Subsection 15(c) shall apply only with respect to such Participants and Beneficiaries as are affected by such partial termination.

          (d)  Allocation of Trust Fund Upon Termination.  Upon termination of
               -----------------------------------------
the Plan, the interest of each Participant in the Plan shall be distributed to him as provided herein, subject to Section 403(d)(1) of ERISA.

     SECTION 16   CONTRIBUTION LIMITATIONS.
                  ------------------------

          (a)    Limitation of Allocations.
                 -------------------------

                 At any time in a Year, FMC, in its sole discretion, in accordance with Section 16(b) to meet anti-discrimination limits, in accordance with Section 3(a) to meet the Dollar Limit, or for any other reason, may reduce the maximum percentage at which a Participant may contribute Employee-Elected Company Contributions to the Plan during the remainder of the Year. To the extent permitted by the Code and the regulations thereunder, FMC, in its sole discretion, may (i) reduce the maximum dollar amount which a Participant may contribute as Employee-Elected Company Contributions instead of or in addition to limiting the maximum percentage at which such contributions may be made or
(ii) require that a Participant discontinue all Employee-Elected Company Contributions for the remainder of the Year. Reduction or discontinuance of Employee-Elected Company Contributions to meet anti-discrimination limits shall be applied to Highly Compensated Participants in the manner described in Subsection 16(b) or in any other manner chosen by FMC that does not discriminate in favor of the Highly Compensated Participants. Any other reduction or discontinuance shall be applied as FMC determines, on a basis that does not violate the nondiscrimination rules of the Code. Upon the close of each Year, or on such earlier date as FMC may determine, any reduction or discontinuance made pursuant to this Subsection 16(a) shall cease to apply to the Participant until FMC again determines that a reduction or discontinuance of Employee-Elected Company Contributions is appropriate pursuant to this Section.

          (b)    Anti-Discrimination Limits for Employee-Elected Company
                 -------------------------------------------------------
Contributions.  Employee-Elected Company Contributions under this Plan are
-------------
intended to be non-discriminatory under Section 1165(e) of the Code. To assure that discrimination will not occur, Employee-Elected Company Contributions shall be limited in accordance with this Subsection 16(b). This Section shall be applied for each Year on the basis of actual Employee-

Elected Company Contributions and Earnings for that year. Thus, each Year constitutes the "testing period." The following procedure shall be followed:

               (i) The Employee-Elected Company Contributions of Highly Compensated Participants shall be subject to the restrictions of this Subsection 16(b).

               (ii) If the aggregate deferral rate of Highly Compensated Participants for a testing period would exceed the maximum deferral rate permissible under Subsection (iii), FMC shall reduce the amount deferred (or to be deferred) by Highly Compensated Participants so as to cause their aggregate deferral rate not to exceed the maximum rate allowable under Subsection (iii). FMC shall effect such a reduction by prohibiting Employee-Elected Company Contributions by Highly Compensated Participants in excess of a specified maximum percentage of Earnings or in excess of the Dollar Limit, rather than reducing the Employee-Elected Company Contributions of all such Participants proportionately.

               (iii) The aggregate deferral rate of Highly Compensated Participants shall not exceed the aggregate deferral rate of all other Participants during the applicable testing period by more than the allowable amount set forth in the following table:

         Column I                                                      Column II
If the aggregate deferral rate ("ADR") for the          Then the maximum aggregate deferral
 Non-Highly Compensated Participants is:                rate ("ADR") for Highly Compensated
                                                        Participants is:
        Less than 2%                                    2.0 x the Column I ADR

        2% to 8%                                        The Column I ADR + 2%

        More than 8%                                    1.25 x the Column I ADR

               (iv) For purposes of this subsection, the "aggregate deferral rate" during a testing period for a group of Participants shall be the percentage determined by averaging the deferral rates of each member of the group. A Participant's deferral rate shall be determined by dividing his Earnings for the testing period into the sum of his Employee-Elected Company Contributions with respect to such period. If a Participant who is a "Highly Compensated Participant" is a participant in any other qualified cash or deferred arrangement (as defined in Section 1165(e)(2) of the Code) maintained by FMC, then the deferral rate determined for the Participant under all qualified cash or deferred arrangements shall be aggregated with the deferral rate determined for the Participant for purposes of Subsection (iii) above.

               (v)   In the event that this Plan satisfies the requirements of
Section 1165(a)(3) or Section 1165(a)(4) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then all such plans shall be treated as a single plan for purposes of the anti-discrimination limits imposed by this Section 16(b).

               (vi) If the aggregate deferral rate for Highly Compensated Participants for the testing period would exceed the maximum aggregate deferral rate permissible under Subsection (iii) and if the correction mechanism described in Subsection (ii) cannot operate to effect compliance with the anti-discrimination limits for any reason, then FMC shall cause a refund to be made to the appropriate Highly Compensated Participant of amounts previously deferred during this testing period plus income thereon. FMC shall do this by refunding the amount of the excess Employee-Elected Company Contributions, determined by reducing Employee-Elected Company Contributions made on behalf of Highly Compensated Participants in order of the deferral rates beginning with the highest of such percentages, to the Highly Compensated Participants. Any distribution of the adjusted excess Employee-Elected

     Company Contributions will be made to the Highly Compensated Participants on the basis of the respective portion of the adjusted excess Employee-Elected Company Contributions attributable to each of such employees and will be returned to the employees on whose behalf such contributions were made. The portion of the adjusted excess Employee-Elected Company Contributions attributable to each Highly Compensated Participant is equal to:

               (1) the total Earnings of the Highly Compensated Participant for the Year (determined without regard to the above described reduction), less

               (2) the deferral rate of the Highly Compensated Participant for the Year (as reduced under the above described procedure) multiplied by his or her Earnings for the Plan Year.

FMC shall make appropriate arrangements for payroll withholding (if required) and for reporting of refunded amounts as taxable income of the affected Participants. FMC shall take action necessary under this paragraph as soon as possible after the end of the Plan Year but no later than the end of the first Year following the Year for which such excess Employee-Elected Company Contributions were made. The determination of the amount of the income allocable to excess Employee-Elected Company Contributions to be refunded to Highly Compensated Participants under this Subsection will be made in accordance to
Article 1165-8(f)(4) of the regulations under the PR-Code.

          Alternatively, to the extent provided in Article 1165-8(f)(3) of the regulations under PR-Code, FMC may elect or permit the Participant to elect to treat all or a portion of the amount of excess Employee-Elected Company Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan as Special Employee Contributions. Such recharacterization shall be made within the first two and one-half (2 1/2) months following the close of the Year for which such excess Employee-Elected Company Contributions were made.

     SECTION 17   GENERAL PROVISIONS.
                  -------------------

          (a)  Plan Mergers.  The Plan shall not be merged or consolidated
               ------------
with any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

          (b)  No Assignment of Property Rights.  The interest or property
               --------------------------------
rights of any person in the Plan, in the Trust Fund or in any payment to be made under the Plan shall not be assignable nor be subject to alienation or option, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Subsection 17(b) shall be void. This provision shall not apply to a "qualified domestic relations order" defined in ERISA Section 206(d). FMC shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

          (c)  Beneficiary.  The "Beneficiary" of a Participant shall be the
               -----------
person or persons so designated by such Participant. Unless it is established to the satisfaction of FMC that a Participant has no spouse, the spouse cannot be located, or such other circumstances exist as may be prescribed by Income Tax Regulations promulgated by the Puerto Rico Secretary of the Treasury, the designation of a person other than the Participant's spouse as Beneficiary may be made only with the written consent of the spouse, acknowledging the effect of the designation and witnessed by a Plan representative or a notary public. Any designation which lacks required spousal consent on the date of the Participant's death shall be void, and the Participant shall be deemed to have designated his spouse as Beneficiary. If no Beneficiary has been designated or if the designated Beneficiary is not living when a Plan Benefit is to be distributed, the Beneficiary shall be such Participant's spouse if then living, or if not, his then living children in equal shares or, if there are no such children, her estate. A Participant may revoke and change a designation of a Beneficiary at any time. A designation of a Beneficiary, or any revocation and change thereof, shall be effective only if it is made in writing in a form acceptable to FMC and is received by it prior to the Participant's death.

          (d)  Incapacity. If, in the opinion of FMC, any person becomes
               ----------
unable to handle properly any property distributable under the Plan, FMC may make any arrangement for distribution on her behalf that it determines will be beneficial to her, including (without limitation) distribution to her guardian, conservator, spouse or dependent.

          (e)  Employment Rights.  Nothing in the plan shall be deemed to give
               -----------------
any person a right to remain in the employ of the Employer or affect any right of the Affiliated Group to terminate a person's employment with or without cause.

          (f)  Voting Rights.  Each Participant (or, in the event of her
               -------------
death, her Beneficiary) shall have the right to direct the Trustee as to the manner in which shares of Stock allocated to her accounts as of the Valuation Date coinciding with or immediately preceding the record date for an annual or special stockholders' meeting of FMC are to be voted on each matter brought before such stockholders' meeting. Before each such meeting of stockholders, FMC shall cause to be furnished to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of Stock allocated to such Participant's accounts shall be voted on each such matter. Upon timely receipt of such directions the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Stock allocated to such Participant's accounts. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of FMC or any member of the Affiliated Group. The Trustee shall vote all unallocated shares for which it has not received direction, as directed by the Committee.

          (g)  Rights on Tender or Exchange Offer.  Each Participant (or, in
               ----------------------------------
the event of her death, her Beneficiary) shall have the right, to the extent of the number of shares of Stock (including fractional shares) allocated to her accounts as of the Valuation Date coinciding with or immediately preceding a tender or exchange offer with respect to such shares of Stock, to direct the Trustee in writing as to the manner in which to respond to the tender or exchange offer. FMC shall use its best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of FMC in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to such shares of Stock. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person including officers or employees of FMC or any member of the Affiliated Group. If the Trustee shall not receive timely instruction from a Participant (or Beneficiary) as to the manner in which to respond to such a tender or exchange offer, FMC shall have the right to tender, at its discretion, any unallocated shares of Stock reflecting a Participant's proportional interest in the Stock for which the Trustee has received no direction from the Participant. Any consideration received for stock tendered and sold shall be placed in a separate account in the Stock Fund until FMC instructs the Trustee as to its further disposition, and, pending receipt of such instructions, the Trustee may temporarily invest any cash consideration in accordance with the provisions of Section 13(e).

          (h)  Account Statements.  At least annually, FMC shall furnish for
               ------------------
each Participant an account statement as required by ERISA as of the Valuation Date preceding the date of such statement.

          (i)  Choice of Law.  The Plan and all rights thereunder shall be
               -------------
interpreted and construed in accordance with ERISA and, to the extent that state law is not pre-empted by ERISA, the law of the Commonwealth of Puerto Rico.

     SECTION 18   DEFINITIONS.
                  ------------

          (a)  "Active Participation" means a Participant has a currently
                --------------------
effective election of Employee-Elected Company Contributions and is eligible to receive allocations of Company Contributions and Forfeitures.

          (b)  "Adjusted Regular Compensation" means the Participant's Regular
                -----------------------------
Compensation reduced by an amount equal to the Dollar Limit, but not more than 10% of his Earnings, as provided in Subsection 2(a).

          (c)  "Affiliate" means any corporation, other than FMC, with respect
                ---------
to which at least 50 percent of the total combined voting power of all classes of stock entitled to vote or not less than 80 percent of the total value of shares of all classes of stock is owned by:

                    (i)   FMC;

                    (ii) One or more corporations owned by FMC as described in subdivision (i); or

                    (iii) FMC and one or more corporations owned by FMC as described in subdivision (i).

          (d)  "Affiliated Group" means (i) FMC and (ii) any corporation
                ----------------
(including an Affiliate) in which FMC and/or one or more Affiliates own either stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote or at least 80 percent of the total value of all shares of all classes of stock.

          (e)  "Aggregate Account" means, with respect to each Participant, the
                -----------------
value of all accounts maintained on behalf of a Participant, whether attributable to Company or employee contributions.

          (f)  "Average Invested Capital" means the average of the beginning and
                ------------------------
ending balances of stockholders' equity, short-term debt, and long term debt, all as stated in the consolidated balance sheet in the annual report of FMC, and the receivable sale facility established in connection with the 1986 recapitalization.

          (g)  "Basic Contributions" means that portion of a Participant's
                -------------------
annualized Employee-Elected Company Contributions and Special Employee Contributions not in excess of 5% of his Earnings.

          (h)  "Beneficiary" means the person or persons determined pursuant to
                -----------
Subsection 17(c).

          (i)  "Code" means the Puerto Rico Internal Revenue Code of 1994, as it
                ----
may be amended from time to time.

          (j)  "Company" means FMC, and any predecessor companies of FMC and any
                -------
Affiliates which FMC has designated as participating companies with respect to the Plan and which have accepted participation in the Plan. The designation of any Affiliate as a participating company may be subject to such terms and conditions as FMC may determine.

          (k)  "Company Contributions" means contributions made by FMC under
                ---------------------
Subsection 4(a), but not including Employee-Elected Company Contributions.

          (l)   "Company Contributions Account" means an account maintained for
                 -----------------------------
each Participant to which is allocated her share of Company Contributions and Forfeitures and all earnings, appreciation or losses attributable thereto.

          (m)ii "Distribution Date" means the date, determined pursuant to
                 -----------------
Subsection 9(c), as of which the distribution of a Plan Benefit is made.

          (n)ii "Dollar Limit" means $8,000 or the maximum amount in effect of
                 ------------
Employee-Elected Company Contributions excludable from the gross income of a Participant in a given Year as provided in Code Section 1165(e)(7)(A) at any such time, subject to Sections 16(a) and (b).

          (o)ii "Earnings" means the Participant's total annual income for the
                 --------
current Year, which will be determined during the Year by annualizing the current rate of pay, and includes sales bonuses and sales commissions earned in such Year determined without regard to such bonuses and/or commissions for preceding Years.

          (p)ii "Eligible Employee" means any individual employed by the Company
                 -----------------
that is a bona fide resident of Puerto Rico or performs services primarily in the Commonwealth of Puerto Rico pursuant to the provisions of ERISA Section 1022(i)(1), provided that there shall be excluded (i) all leased employees,(ii) any individual whose employment is covered by a collective-bargaining agreement unless such agreement expressly provides for participation in the Plan by such employee, (iii) any alien nonresident of Puerto Rico and/or the United States, and (iv65535 any employee who generally resides outside the United States or whose principal duties generally are performed outside the United States, as determined by FMC.

          An individual's status as an Eligible Employee shall be determined by FMC. Subject to the review procedure described in Section 11, such determination shall be conclusive and binding on all persons.

          (q)ii "Employee-Elected Company Contributions" means amounts
                 --------------------------------------
contributed to the Trust as elected by Participants under Subsection 3(b).

          (r)ii "Employee-Elected Company Contributions Account" means an
                 ----------------------------------------------
account maintained for each Participant, and any earnings, appreciation, or losses attributable thereto.

          (s)ii "Employee Rollover Contributions" means amounts contributed to
                 -------------------------------
the Trust under Subsection 3(f).

          (t)ii "Employee Rollover Contributions Account" means amounts
                 ---------------------------------------
contributed to the trust in accordance with Subsection 3(f), and any earnings, appreciation, or losses attributable thereto.

          (u)ii "ERISA" means the Employee Retirement Income Security Act of
                 -----
1974, as it may be amended from time to time.

          (v)ii "FMC" means FMC Corporation, a Delaware corporation.
                 ---

          (w)ii "Forfeiture" means the portion (if any) of a Participant's
                 ----------
Company Contributions Account which is forfeited pursuant to Section 8(b) upon termination of employment.

          (x)ii "Highly Compensated Employee" means any Eligible Employee who is
                 ---------------------------
more highly compensated than two-thirds of all other Eligible Employees.

          (y)ii  "Investment Fund" means each investment fund established by FMC
                  ---------------
as an investment media for the Trust Fund. FMC shall have discretion in establishing and terminating such funds as it shall deem appropriate.

          (z)    "Participant" means an Eligible Employee who has elected to
                  -----------
participate in the Plan as provided in Subsection 2(a) or who has transferred to the Trust a Rollover Contribution pursuant to Subsection 3(f).

          (aa)ii "Plan" means the FMC Puerto Rico Thrift and Stock Purchase
                  ----
Plan, as it may be amended from time to time.

          (bb)ii "Plan Benefit" means the aggregate of any distributions from a
                  ------------
Participant's Special Employee Contributions Account, Employee-Elected Company Contributions Account, and Company Contributions Account, to which she becomes entitled under Section 8(a) upon termination of employment or upon becoming permanently and totally disabled.

          (cc)ii "Plan Year" means a period of 12 consecutive months beginning
                  ---------
on January 1/st/.

          (dd)   "Profits" means the sum of consolidated net income of FMC and
                  -------
the after-tax cost of interest on all short-term and long-term debt of FMC all as stated in its annual report, plus the costs associated with the receivable sale facility established in connection with the 1986 recapitalization. To the extent authorized by FMC there shall be excluded from "Profits" all losses, income or gain resulting from discontinued operations, disposal of discontinued operations, extraordinary items and changes in accounting practices.

          (ee)   "Regular Compensation" means the Participant's total annual
                 --------------------
income for the Year including base salary, overtime pay, administrative, discretionary and sales bonuses, and sales commissions earned in such Year. Regular Compensation does not include expatriate premiums, awards, moving expense allowances, or other special payments.

          (ff) "Special Employee Contributions" means employee contributions
                ------------------------------
made under Subsection 3(g).

          (gg) "Special Employee Contributions Account" means an account
                --------------------------------------
maintained for each Participant to which is credited all of her Special Employee Contributions and any earnings, appreciation, or losses attributable thereto.

          (hh) "Stock" means the common stock of FMC.
                -----

          (ii) "Stock Fund" means an investment fund established and maintained
                ----------
by the Trustee as part of the Trust Fund. Any contributions to the Plan placed in the Stock Fund, and all dividends, other earnings and appreciation attributable thereto, shall be invested only in Stock.

          (jj) "Trust" means the trust established by the Trust Agreement.
                -----
"Trust Agreement" means the trust agreement or agreements, as amended from time to time, entered into by FMC and the Trustee pursuant to Subsection 12(b). "Trustee" means the trustee or trustees at any time appointed by FMC pursuant to Subsection 12(b). "Trust Fund" means the trust fund established and maintained by the Trustee to hold all assets of the Plan pursuant to the Trust Agreement.

          (kk) "Valuation Date" means the date as of which the Trustee shall
                --------------
determine the value of the assets in the Trust Fund for purposes of determining the value of each Participant's account, which shall be each business day in accordance with the rules applied in a consistent and uniform basis.

          (ll)  "Year" means a calendar year.
                 ----

          (mm)  "Year of Service" means calendar months of employment by the
                 ---------------
Company (including any interruption of employment up to 12 months) divided by
12. A partial month shall be counted as a whole month, and any fractional Year of Service shall be ignored. "Year of Service" shall not include (i) any period in excess of 12 months for which the individual does not receive Earnings, including (without limitation) any leave of absence without pay or (ii) any other interruption of employment in excess of 12 months.

     SECTION 19.  EXECUTION.
                  ----------

     To record the adoption of the Plan to read as set forth herein, FMC Corporation has caused its authorized officer to execute the same the 5th day of January , 1998.

                                               FMC CORPORATION



                                               By: /s/ David J. Kostelansky
                                                   ------------------------
                                                   Director, Benefits and
                                                   Information Technology